------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement.

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[_]  Definitive Additional Materials.

[_]  Soliciting Material under Rule 14a-12.


                               GSI Lumonics Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                               GSI LUMONICS INC.
                              105 SCHNEIDER ROAD
                            KANATA, ONTARIO K2K 1Y3

             NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2000

     NOTICE IS HEREBY GIVEN THAT the annual and special meeting of the shareholders of GSI LUMONICS INC. (the "Company") will be held on Monday, May 8, 2000 at 10:00 a.m. (Ottawa time) at the Chateau Laurier Hotel, 1 Rideau Street, Ottawa, Ontario, for the following purposes:

     (a) to receive the annual report of the Company and the consolidated financial statements of the Company for the fiscal year ended December 31, 1999, together with the auditors report thereon;

     (b)  to elect directors;

     (c) to appoint auditors and to authorize the directors to fix the auditors' remuneration;

     (d) to consider and, if thought fit, adopt Resolution No. 1 to approve the amendment to the Company's 1995 Stock Option Plan as described in the management proxy circular accompanying this notice; and

     (e) to transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only those GSI Lumonics Inc. shareholders of record at the close of business on March 31, 2000 will be entitled to vote at the meeting and at any adjournment or postponement thereof, except to the extent that any such holder has transferred any of the common shares after that date and the transferee of such common shares establishes proper ownership and requests on or before the commencement of the meeting that his name be included in the list of shareholders for the meeting.

     A copy of the Management Proxy Circular and a form of proxy accompanies this notice, as well as a copy of the Company's Annual Report which contains the financial statements of the Company and the report of the auditors thereon for the fiscal year ended December 31, 1999 and management's discussion and analysis of financial condition and results of operation relating thereto.

     DATED at Ottawa, Ontario this 22nd day of March, 2000.

                                   By Order of the Board of Directors



                                   Charles J. Gardner, Q.C.
                                   CORPORATE SECRETARY

     Shareholders who are unable to attend the meeting in person are requested to date and sign the enclosed form of proxy or other appropriate form of proxy and return it to Montreal Trust Company of Canada in the addressed envelope enclosed not later than Friday, May 5, 2000. In order to be represented by proxy, you must complete and submit the enclosed form of proxy or other appropriate form of proxy.

                               GSI LUMONICS INC.

                           MANAGEMENT PROXY CIRCULAR

                            SOLICITATION OF PROXIES

THIS MANAGEMENT PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GSI LUMONICS INC. (THE "COMPANY") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 10 A.M. (LOCAL TIME) ON MONDAY, MAY 8, 2000 AT THE CHATEAU LAURIER HOTEL, 1 RIDEAU STREET, OTTAWA, ONTARIO, CANADA. The solicitation will be made by mail but proxies may also be solicited personally by employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

All monetary amounts referred to herein are stated in United States dollars unless otherwise stated. Unless the context indicates otherwise, the Company refers to GSI Lumonics Inc. and its subsidiaries.

The Notice of the Meeting, this Management Proxy Circular and the form of Proxy will be forwarded on or about April 2, 2000 to the registered shareholders of the Company's common shares on March 31, 2000.

                     APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are officers of the Company. A SHAREHOLDER MAY APPOINT A PERSON TO REPRESENT HIM OR HER AT THE MEETING, OTHER THAN THE PERSONS ALREADY NAMED IN THE ACCOMPANYING FORM OF PROXY, BY INSERTING THE NAME OF SUCH OTHER PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY. SUCH PERSON NEED NOT BE A SHAREHOLDER. The completed form of proxy must be deposited with the Company at its principal executive offices at 105 Schneider Road, Kanata, Ontario, K2K 1Y3 or Montreal Trust Company of Canada, 151 Front Street West, 8th Floor Toronto, Ontario, M5J 2N1, in either case no later than 5:00 p.m. (Ottawa time) on May 5, 2000, or, if the meeting is adjourned, before commencement of the reconvened meeting.

The shareholder executing the form of proxy may revoke it as to any manner on which a vote has not already been cast pursuant to the authority confirmed by such proxy a) by delivering another properly executed form of proxy bearing a later date and depositing it in the manner described above; b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder's attorney authorized in writing, i) at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its adjournment, or
ii) with the chairman of the meeting on the day of the meeting, or at any reconvened meeting following its adjournment; or c) in any other manner permitted by law.

                               VOTING OF PROXIES

The officers named in the form of proxy accompanying this Circular will vote the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them. In the absence of such direction, such shares will be voted FOR the election of Directors, FOR the appointment of Ernst & Young as auditors and FOR Resolution No. 1 - Proposal to Amend the 1995 Stock Option Plan.

The New Brunswick Business Corporations Act (the "Act") provides by section 65(1) for cumulative voting for the election of Directors so that each shareholder entitled to vote at an election of Directors has the right to cast a number of votes equal to the number of votes attached to the shares held by such shareholders multiplied by the number of Directors to be elected and may cast all such votes in favour of one candidate or distribute them among the candidates in any manner. The Act further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for Director unless a resolution is passed unanimously permitting two or more persons to be elected by a single resolution. It is expected that at the meeting a motion will be made in favour of such a resolution in order to permit the election of all seven directors by way of a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes otherwise than equally among the nominees for whom such shareholder has directed persons in the enclosed form of proxy to vote, such shareholder must do so personally at the meeting or by completing the appropriate portion of the enclosed form of proxy. ON ANY BALLOT THAT MAY BE CALLED FOR THE ELECTION OF DIRECTORS, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO CAST THE VOTES TO WHICH THE SHARES REPRESENTED BY SUCH PROXY ARE ENTITLED EQUALLY AMONG ALL THE PROPOSED NOMINEES WHOSE NAMES ARE SET FORTH IN THE TABLE UNDER "ELECTION OF DIRECTORS" BELOW, EXCEPT THOSE, IF ANY, EXCLUDED BY THE SHAREHOLDER IN THE PROXY, OR UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY HAS DIRECTED THAT THE SHARES BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS OR THAT THE SHARES BE WITHHELD FROM VOTING FOR ANY INDIVIDUAL DIRECTOR OR DIRECTORS.

The enclosed form of proxy confers discretionary authority on the person named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and other matters which may properly come before the meeting. At the date of this Circular, the management of the Company knows of no such amendments, variations or other matters.

Proxies to be used at the meeting must be deposited with the Company or its transfer agent and registrar, Montreal Trust Company of Canada, prior to the commencement of the meeting. If you are unable to attend the meeting, please date, sign and return the accompanying form of proxy to Montreal Trust Company of Canada. Broker non-votes are not treated as abstentions or votes cast or common shares entitled to vote with respect to any matter described in this Management Proxy Circular.

                         VOTING AND OWNERSHIP OF SHARES

At the date of this Circular the Company had 34,720,324 common shares outstanding. Each shareholder of record is entitled to one vote for each common share held at the close of business on March 31, 2000, except to the extent that such shareholder has transferred the ownership of any shares after such date and the transferee of such shares establishes proper ownership thereof and demands not later than ten days before the meeting to be added to the list of shareholders entitled to vote at the meeting in which case such transferee will be entitle to vote such shares. The failure of any shareholder to receive a Notice of Meeting of Shareholders does not deprive the shareholder of a vote at the meeting.

                                   OWNERSHIP

The following sets forth certain information concerning the direct and indirect beneficial ownership of common shares as at the date hereof by each person known by the directors or senior officers of the Company to be the beneficial owner of, or exercise control or direction over 5% or more of the common shares.

           Shareholder                          Shares                            Percentage
=================================  =================================  ==================================
Sumitomo Heavy Industries Ltd.                 6,078,238                              17%
9-11, Kitashinagawa 5-chome
Shinagawa-ku, Toyko 141-8686,
 JAPAN

A merger of equals (the "Merger") involving General Scanning Inc. ("GSI") and Lumonics Inc. ("Lumonics") was completed on March 22, 1999. In the Merger, GSI stockholders received common shares of Lumonics in exchange for their GSI common stock. Following the Merger, the GSI stockholders and Lumonics Shareholders each, as a group, held approximately 50% of the outstanding common shares of the Lumonics, which was renamed GSI Lumonics Inc. as a result of the Merger. Unless otherwise stated herein, the disclosures set forth in this Management Proxy Circular relate to the Company on a post Merger basis current to the date hereof.

                             ELECTION OF DIRECTORS

During the fiscal year ended December 31, 1999, the board of directors of the Company held 6 meetings. Committees of the board held 6 meetings. During fiscal 1999, each director attended 93% or more of the aggregate total of meetings of both the board and committees thereof on which such director served.

Below are the names of the persons for whom it is intended that votes be cast for their election as directors pursuant to the proxy which is hereby solicited unless the shareholder directs therein that his or her shares be withheld from voting. Within the minimum and maximum number of directors prescribed by the Company's articles, the Board has determined the board will consist of seven (7) directors. Each director will hold office until the next annual meeting or until his successor is elected or appointed.

Management does not contemplate that any of the nominees named below will be unable to serve as a director, but if that should occur for any reason prior to the meeting, where the proxy is granted to the management nominees, the management nominees reserve the right to vote for other nominees in their discretion unless directed to withhold from voting. The following table states the name, position held with the Company by each person proposed to be nominated for election as a director, the year first elected or appointed as a director, committee memberships, and the person's principal occupation and employment during the past five years.

-------------------------------------------------------------------------------
NAME, AGE                                                                YEAR
PRINCIPAL OCCUPATION AND                                                BECAME
MUNICIPALITY OF RESIDENCE                                              DIRECTOR
-------------------------------------------------------------------------------
Richard B. Black(1) (2), 66                                              1999
Vice Chairman
Oak Technology, Inc.
New York, New York, U.S.A.

Paul F. Ferrari, 69                                                      1999
Independent Consultant /
Former V.P. & Treasurer
Thermo Electron Corporation
Hobe Sound, Florida, U.S.A.

Woodie C. Flowers(3), 56                                                 1999
Pappalardo Professor of
Mechanical Engineering at MIT
Weston, Massachusetts, U.S.A.

Byron O. Pond(2), 63                                                     2000
Chairman Emeritus
Arvin Industries, Inc.
Chicago, Illinois, U.S.A.

Ben J. Virgilio(1)(2), 60                                                1998
President & CEO
Rea International Inc.
Kleinberg, Ontario, Canada

William B. Waite(1), 62                                                  1999
Corporate Director
Former President & CEO
Siemens Electric Limited
Victoria, British Columbia, Canada

Charles D. Winston(3), 57                                                1999
President & CEO
GSI Lumonics Inc.
Westlake Village, California, U.S.A.

          1  Member, Audit Committee
          2  Member, Compensation Committee
          3  Member, Technology Committee

Richard Black has served as Vice Chairman of Oak Technology, Inc. since March 1999, as President of Oak from January 1998 to March 1999, and has been a director of Oak since 1988. He has served as Chairman of the board of directors of ERCM Incorporated since 1983. He also serves as a director of Morgan Group, Inc., Gabelli Funds, Inc., Benedetto Gartland, Inc., Grand Eagle Companies, and Altigen Communications, Inc.

Paul F. Ferrari has been an independent consultant since 1991. Previously, he was Vice president of Thermo Electron Corporation from 1988 to 1991 and was Treasurer of Thermo Electron Corporation from 1967 to 1988. He also serves as a director of Thermedics Inc. and ThermoTrex Inc.

Woodie Flowers, Ph.D., is the Pappalardo Professor of Mechanical Engineering at Massachusetts Institute of Technology. Professor Flowers also served as a Professor of Teaching Innovation at the MIT School of Engineering from 1991 to 1993 and was Head of the Systems Design Division at MIT from 1989 to 1991. He also serves as a director of Nypro, Inc. and is a member of the National Academy of Engineering.

Byron O. Pond is Chairman Emeritus of Arvin Industries, Inc. Mr. Pond has been a senior executive with Arvin Industries, Inc. since 1990 serving as its President and Chief Executive Officer from 1993 to 1996 and as its Chairman and Chief Executive Officer from 1996 to 1998.

Benjamin J. Virgilio is the President and Chief Executive Officer of Rea International Inc., an automotive fuel systems manufacturer. Prior to May 1995, Mr. Virgilio was a business consultant. Prior to November 1993, he was President and Chief Executive Officer of A.G. Simpson Limited.

William B. Waite has been a Corporate Director since 1995. Prior to September 1995, Mr. Waite was President and Chief Executive Officer of Siemens Electric Limited.

Charles D. Winston served as President and Chief Executive Officer of General Scanning Inc. from September 1988 until the Merger. Since March 1999, he has served as Chief Executive Officer of the merged entities, and since November 1999 he has also served as President.

                SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows the number of common shares, the Company's only class of equity securities, of the Company beneficially owned by each of the directors, the Named Executive Officers (see "Executive Compensation" below), as well as by the directors, and the executive officers of the Company as a group, as at the date of this circular:

         NAME OF                      AMOUNT AND NATURE OF              PERCENTAGE OF
     BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)            COMMON SHARES
------------------------          -----------------------------     -----------------------
Robert J. Atkinson                              [1,000]                         *
Retired Chairman
Kanata, Ontario

Patrick D. Austin,                            [115,834](2)                     .33%
Vice President, Sales
Ojai, CA

Richard B. Black,                              [14,817](3)                     .04%
Director
New York, NY

Paul F. Ferrari,                              [149,518](4)                     .43%
Chairman
Hobe Sound, FL

Woodie C. Flowers,                             [42,296](5)                     .12%
Director
Weston, MA

Michael R. Kampfe                             [145,298](6)                     .42%
Vice President,
Operations
Chestnut Hill, MA

Warren Scott Nix,                             [205,750](7)                     .59%
Former President and
Chief Executive Officer
West Lake Village, CA

Kurt A. Pelsue                                [114,411](8)                     .33%
Vice President
Technology
Wayland, MA

Byron O. Pond                                        0                           *
Director
Chicago, IL

Ben J. Virgillio,                              [10,667](9)                     .03%
Director
Kleinberg, ON

William B. Waite                                    [0]                          *
Director
Canada

Charles D. Winston,                           [235,735](10)                    .68%
President, Chief Executive
 Officer and Director
Oxnard, California

All directors, nominees for                 [1,215,409]                        3.5%
 directors and executive
 officers as a group (14
 persons)

*    Less than .01%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 31, 2000, whether pursuant to the exercise of options, conversion of securities or otherwise. Each beneficial owner's percentage of ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable (or convertible) within 60 days of March 31, 2000 have been exercised. Unless otherwise noted in the footnotes below, the Company believes all persons named in the table have sole voting power and investment power with respect to all common shares beneficially owned by them. Statements as to ownership of common shares are based upon information obtained from the directors, nominees and executive officers and from records available to the Company.

(2)  [All common shares subject to options].

(3)  [Includes 8,082 common shares subject to options].

(4)  Includes [24,920] common shares subject to options.

(5)  Includes [2,694] common shares subject to options.

(6)  Includes [44,987] common shares subject to options

(7)  Includes [120,000] common shares subject to options.

(8) Includes [39,113] common shares subject to options, and 6,763 shares held in trust for children

(9)  Includes [6,667] common shares subject to options.

(10) Includes [114,116] common shares subject to options. [Does not include 75,000 shares which may be acquired upon achieving certain performance goals which the Company does not expect to be reached within 60 days.]

                            EXECUTIVE COMPENSATION

The following table, presented in accordance with the rules of the United States Securities and Exchange Commission and applicable Canadian securities laws, sets forth information with respect to the compensation earned during the fiscal years ended December 31, 1999, 1998 and 1997 by each person who served as the Company's Chief Executive Officer in 1999 and the four other most highly compensated executive officers of the Company at year end (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE
                  (All figures rounded to the nearest dollar)


                                                                                                      Long-Term
                                                                                                     Compensation
                                                       Annual Compensation                              Awards
                                          --------------------------------------------- ------------------------------------
                                                                                           Securities
Name and                         Fiscal                                 Other Annual      Under Options        All Other
Principal Position                Year      Salary        Bonus         Compensation         Granted          Compensation
----------------------------------------------------------------------------------------------------------------------------

Robert J. Atkinson (1) (11)        1999     $171,768       $  ----       $  47,173(3)          ----
                                   1998      178,508          ----          43,650(3)         100,000
Retired Chairman                   1997      183,956        25,278          41,944(3)         100,000

Charles D. Winston(4)              1999      343,000        75,000                (2)         506,074(4)          $82,946(5)
President & CEO

Warren Scott Nix(6)                1999      299,038          ----                (2)         140,000
Former President & CEO             1998      275,000          ----                (2)         120,000
                                   1997      275,000        37,500                (2)         240,000              60,000(7)

Patrick D. Austin                  1999      199,340        82,950                (2)          50,000
V.P. Sales                         1998      153,000        18,337          23,456(8)          70,000
                                   1997      153,000        25,400                (2)          40,000

Michael R. Kampfe(9)               1999      176,850        45,000                (2)         198,536(9)
V.P. Operations

Kurt A. Pelsue(10)                 1999      161,250        33,000                (2)         143,866(10)
V.P. Technology

(1)  Mr. Atkinson retired as Chairman on January 1, 2000.

(2) Perquisites and Personal Benefits do not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus of the executive.

(3) For 1999, 1998 and 1997, includes total amounts accrued of $39,419, $35,738 and $34,689 with respect to a deferred retirement benefit.

(4) Mr. Winston became the CEO on March 22, 1999 and also President in November 1999. Prior to that time, Mr. Winston was employed by General Scanning Inc. Salary includes earnings from both companies. Options granted during the year include those assumed by the Company at the time of the merger, as described further in the section dealing with stock options.

(5)  Includes $82,946 with respect to relocation expenses.

(6) Mr. Nix served as President and Chief Executive Officer until March 22, 1999, and as President and Chief Operating Officer until he resigned on October 26, 1999.

(7)  Includes $60,000 with respect to the forgiveness of a demand loan.

(8) For 1998, includes $9,412 with respect to the 401K Company match, and $8,700 of automobile allowance.

(9) Mr. Kampfe became the V.P. Operations on March 22, 1999. Prior to that time, Mr. Kampfe was employed by General Scanning Inc. Salary includes earnings from both companies. Options granted during the year include those assumed by the Company at the time of the merger, as described further in the section dealing with stock options.

(10) Mr. Pelsue became the V.P. Technology on March 22, 1999. Prior to that time, Mr. Pelsue was employed by General Scanning Inc. Salary includes earnings from both companies. Options granted during the year include those assumed by the Company at the time of the merger, as described further in the section dealing with stock options.

(11) For 1999, 1998 and 1997 compensation paid in Canadian dollars has been translated to U.S. dollars at the following average annual rates: 0.6736,
     0.6741 and 0.7222.

                              STOCK OPTION PLANS

The Company has entered into option agreements ("Option Agreements") dated May 11, 1994 (the "Date of Grant") with five executive officers under which options to purchase 700,000 common shares were granted, at an exercise price of Cdn$4.00 per share. As at the date hereof there are options to acquire 26,250 common shares outstanding under the Option Agreements. The options granted pursuant to the Option Agreements will expire on September 14, 2001.

On September 1, 1994, the Company adopted a stock option plan for key employees and directors (the "Plan").

As of the date hereof, there were outstanding options held by 49 employees and directors to acquire 100,200 common shares under the Plan, all of which options were granted on September 1, 1994. The exercise price of all outstanding options under the Plan is Cdn$7.00 per share. All outstanding options under the Plan will expire September 14, 2001. No additional options will be granted under the Plan.

On September 14, 1995, the Company established the 1995 Stock Option Plan for Employees and Directors (the "1995 Plan") for the benefit of employees (including contract employees) and directors of the Company. Subject to the requirements of the 1995 Plan, the Compensation Committee or in lieu thereof, the Board of Directors, has the authority to select those directors and employees to whom options will be granted, the number of options to be granted and the price at which the common shares may be purchased and to otherwise administer the 1995 Plan. The exercise price of options granted under the 1995 Plan must be equal to the closing price of the Company's common shares on The Toronto Stock Exchange or in lieu thereof, Nasdaq, on the trading day immediately preceding the date of grant. The exercise period of each option is determined by the Compensation Committee but may not exceed 10 years. A maximum of 2,906,000 options to purchase common shares are permitted to be issued under the 1995 Plan. The Compensation Committee has the power to amend, modify or terminate the 1995 Plan provided that optionee rights are not materially adversely affected and subject to any approvals required under the applicable regulatory requirements. As at the date hereof, options to purchase an aggregate of approximately 2,157,268 common shares are outstanding under the 1995 Plan to employees and directors at prices ranging from Cdn$6.50 per share to Cdn$28.60 per share and from US$4.38 per share to US$28.60 per share. Generally, at the time a stock option is exercised, for U.S. tax purposes the optionee will realize compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the fair market value on the exercise date of the common shares acquired on exercise and the exercise price. At the meeting, shareholders will be asked to consider a resolution to increase the number of options which are permitted to be granted under the 1995 Plan to 4,906,000. See "Resolution No. 1 - Proposal to Amend the 1995 Stock Option Plan."

No past financial assistance has been given to participants to assist them in purchasing common shares under the 1995 Plan, nor is such financial assistance contemplated. The 1995 Plan contains no provision for the Company to provide any such assistance.

In accordance with the terms of the Merger, all outstanding options or warrants to purchase General Scanning Inc. common stock were assumed by the Company and currently represent options to purchase an aggregate of approximately 2,142,423 common shares of the Company.

         OPTION GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 1999

The following table provides information regarding options granted by the Company during the fiscal year ended December 31, 1999 to the Named Executive Officers. Twenty-five per cent of the options granted to each named Executive Officer will vest on each of the 1st, 2nd, 3rd and 4th anniversaries of the date of grant.

                                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                                     AT ASSUMED ANNUAL RATE OF
                                                                                                     SHARE PRICE APPRECIATION
                                                                                                        FOR OPTION TERM (1)
                                            PERCENT OF                                              ---------------------------
                           NUMBER          TOTAL OPTIONS
                          OF SHARES         GRANTED TO             EXERCISE
                         UNDERLYING          EMPLOYEES             OR BASE          EXPIRATION
        NAME           OPTIONS GRANTED    IN FISCAL YEAR       PRICE ($/SH)(1)        DATE (2)        5% ($)        10% ($)
-------------------    --------------------------------------------------------------------------------------------------------
Charles D. Winston             190,000                 11.7                $4.38         8/11/2005     $521,819     $1,323,848
  President & CEO

Warren Scott Nix               140,000                  8.6                $4.38         8/11/2005     $384,498     $  975,467
  Former President
  & CEO

Patrick D. Austin               50,000                  3.0                $4.38         8/11/2005     $137,321     $  348,381
 V.P. Sales

Michael R. Kampfe               80,000                  4.9                $4.38         8/11/2005     $219,713     $  557,410
  V.P. Operations

Kurt A. Pelsue                  45,000                  2.7                $4.38         8/11/2005     $123,589     $  313,543
 V.P. Technology

(1) This column shows the hypothetical gain of the options granted based on assumed annual share appreciation rates of 5% and 10% above the exercise price over the full term of the option. The 5% and 10% rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate of future the Company's common share prices.

  AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 1999,
                       AND FISCAL YEAR END OPTION VALUES



                                                                               Value (2) of Unexercised
                     Securities     Aggregate      Unexercised Options at       in-the-Money Options at
     Name and         Acquired        Value           December 31, 1999            December 31, 1999
Principal Position   On Exercise  Realized (1)    Exercisable/Unexercisable    Exercisable/Unexercisable
                         (#)           ($)          (#)               (#)      ($)                   ($)
---------------------------------------------------------------------------------------------------------
                         81,250   $567,450 CDN           --          100,000            --     $  550,000 CDN
Robert J. Atkinson
Retired Chairman
                             --         --          100,646          405,428      $399,056     $2,117,206
Charles D. Winston
President & CEO
                          5,000     $2,250 CDN       73,750          120,000      $551,500 CDN $  660,000 CDN
Warren Scott Nix
Former President
& CEO
                             --         --           39,168          133,332      $ 72,500 CDN $  385,000 CDN
Patrick D. Austin                                                                              $  421,000 US
V.P. Sales
                             --         --           39,599          158,937      $196,836     $  952,506
Michael R. Kampfe
V.P. Operations
                          2,694    $18,853           33,725          110,141      $154,376     $  594,259
Kurt A. Pelsue
V.P. Technology

(1) Market value of the underlying shares on the date of exercise less the option exercise price. Values reported are in USD unless otherwise specified.

(2) Market value of shares covered by in-the-money options on December 31, 1999, less the option exercise price. Options are in-the-money if the market value of the share covered thereby is greater than the option exercise price. Values reported are in USD unless otherwise specified.

                     MANAGEMENT CONTRACTS AND INDEBTEDNESS

The Company has entered into termination agreements (the "Agreements") with its Chief Executive Officer, Charles Winston and with certain members of its executive management team, including Pat Austin, Des Bradley and Michael Kampfe. Each Agreement provides for a severance payment if the employee's employment with the Company is terminated without cause.

Under the Agreement entered into with Mr. Winston the severance payment is equal to twice the sum of (1) annual salary plus (2) average target and actual bonus payments for the last two years plus (3) the cost to the Company of certain employment benefits. If the severance payment occurs following of a change of control of the Company, the benefit is calculated as three times the previously noted sum.

Under the Agreements entered into with each of Messrs. Austin, Kampfe and Pelsue, the severance payment is equal to a factor (one month multiplied by the number of months employed with the Company, minimum one year, maximum two years), multiplied by the sum of (1) annual salary plus (2) average target and actual bonus payments for the last two years plus (3) the cost to the Company of certain employment benefits. If the severance payment occurs following a change of control of the Company, the factor is increased by one year.

The Agreement with Mr. Austin was effective January 1, 1998 and the Agreements with Mr. Winston, Mr. Kampfe and Mr. Pelsue were effective May 1, 9999. These Agreements will continue for a minimum term of three years from their respective effective dates and will automatically extend for periods of one year after the initial term unless notice is given by the Company or the individual at least ninety days prior to the expiration of the current period that the Agreement shall not be extended.

Mr. Scott Nix resigned as a director and officer of the Company on October 27, 1999. Pursuant to a severance agreement entered into between Mr. Nix and the Company, Mr. Nix is entitled to receive the following benefits: (a) his base salary ($300,000 per year) for a period of 12 months; (b) a bonus of $60,000 to paid January 1, 2001; (c) reimbursement for outplacement services and re-employment counseling to a maximum of $25,000 and for legal and accounting advice to a maximum of $5,000 (d) continuation, for a period of 12 months or until he becomes re-employed, whichever occurs first, of certain health and medical insurance benefits.

                     COMPOSITION OF COMPENSATION COMMITTEE

The Compensation Committee (the "Committee") determines all aspects of compensation payable to the Chief Executive Officer and the other Named Executive Officers (see "Summary Compensation Table"). Prior to the Merger, the Committee was composed of three members of the then existing Board of Directors, namely Benjamin J. Virgilio, Charles J. Gardner, and Atsushi Naitoh. Mr. Gardner was Secretary of the Company, but, at that time, was not an employee. Subsequent to the Merger and as at December 31, 1999 the members of the Committee were Paul F. Ferrari, Benjamin J. Virgilio and Richard B. Black.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The executive compensation policy of the Company has as its goals the following:

     (1) to provide executives with compensation that is fair and competitive in the market place;

     (2) to incent executives to meet and exceed financial and other strategic objectives; and

     (3) to raise the perspectives of executives from simply increasing the size of the Company to taking a strategic path toward increasing shareholder value.

Salary

Base salaries are determined on an individual basis taking into consideration the individual's position in the Company, the individual's ability to contribute to the Company's performance and amounts paid by technology companies of similar size for comparable positions.

Annual Bonus

Each executive officer has the opportunity to earn an annual bonus. The amount of the bonus is tied to specific financial goals that are approved by the Compensation Committee. The amount of the potential bonuses vary based upon the executive officer's position in the Company, ability to impact on Company performance and degree of responsibility.

Long Term Incentives

Executives may participate in the Company's stock option plans (the "Plans"). The Plans are administered by the Compensation Committee which designates the individuals who are to be granted options, the number of options to be granted and other terms and conditions of the options. The number of stock options granted to executive officers are based upon the same factors as are relevant in setting their salaries and annual bonuses.

Chief Executive Officer's Compensation

During the most recently completed financial year, Warren S. Nix served as the Company's Chief Executive Officer from January 1, 1999 to March 22, 1999, and Charles D. Winston served as the Company's Chief Executive Officer thereafter. In setting each of the Chief Executive Officer's salary and target bonus for the year ended December 31, 1999, the Committee reviewed salaries and bonuses paid to other chief executive officers of technology companies of similar size and considered their respective abilities to impact on the achievement of the Company's objectives. For the year ended December 31, 1999, Mr. Nix's target bonus was 60% of his base salary. Options to purchase 140,000 common shares were granted to Mr. Nix in 1999 at an exercise price of $4.38US. For the year ended December 31, 1999, Mr. Winston's target bonus was 70% of his base salary. Options to purchase 190,000 common shares were granted to Mr. Winston in 1999 at an exercise price of $$4.38US.


          Report Submitted by:  Benjamin J. Virgilio
                                Richard B. Black
                                Byron O. Pond

                           COMPENSATION OF DIRECTORS

During the most recently completed financial year, Company directors who were not employees of the Company received an annual retainer of $10,000 and an attendance fee of $1,000 ($500 for telephone meetings) for attending meetings of shareholders, the Board of Directors and committees of the Board of Directors. In addition, Committee Chairmen and Members received annual retainers of $4,000 and $2,000 respectively. All amounts are paid in the currency of residence of the director. In addition, upon initial election, they receive an option to purchase 15,000 common shares of the Company with an exercise price of fair market value on the date of grant. Directors who are employees of the Company receive no remuneration for serving as members of the Board of Directors. All directors were entitled to reimbursement by the Company for all reasonable expenses incurred in attending meetings of shareholders, the Board of Directors and committees of the Board of Directors.

                           RELATED PARTY TRANSACTIONS

During the most recently completed financial year the Company had sales to Sumitomo Heavy Industries Ltd. of 11.7 million dollars and the Company purchased from Sumitomo Heavy Industries Ltd. all of the shares of Lumonics Pacific Katushiki Kaisha for 1.3 million dollars.

                              CORPORATE GOVERNANCE

The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of guidelines for effective corporate governance. The guidelines address matters such as the constitution and independence of corporate boards, the function to be performed by boards and their committees and the effectiveness and education of board members. The Toronto Stock Exchange has adopted as a listing requirement the disclosure by each listed corporation of its approach to corporate governance with reference to the guidelines.

The Company's Board of Directors and senior management believe that good corporate governance is important to the effective and efficient operation of Canadian corporations. The Company's disclosure of its corporate governance practises is set out in matrix form and attached to this management proxy circular as Schedule "B".

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Company maintains directors' and officers' liability insurance in the aggregate principal amount of $35,000,000 subject to a $1,000,000 deductible per loss payable by the Company. The premium payable for such insurance is currently $104,000 per year, which is paid by the Company.

                         INVESTMENT PERFORMANCE GRAPHS

The following graph assumes an investment of Cdn$100 on September 28, 1995 (the date of the closing of the Company's initial public offering) and compares the yearly percentage change in the cumulative total shareholder return on such investment to the cumulative total return on The Toronto Stock Exchange 300 Composite Index for the period which commenced September 28, 1995 and ended on December 31, 1999.

Date                   TSE 300           GSI Lumonics (Canadian $)
September 28, 1995     4,521.45                    14.38
 December 29, 1995     4,713.54                    19.38
    March 29, 1996     4,970.83                    25.50
     June 28, 1996     5,044.07                    28.00
September 30, 1996     5,291.07                    27.00
 December 31, 1996     5,927.03                    25.00
    March 31, 1997     5,850.22                    25.40
     June 30, 1997     6,437.74                    28.60
September 30, 1997     7,040.23                    27.50
 December 31, 1997     6,699.44                    26.25
    March 31, 1998     7,558.50                    23.00
     June 30, 1998     7,366.89                    12.90
September 30, 1998     5,614.12                     7.80
 December 31, 1998     6,485.94                     7.40
    March 31, 1999     6,597.79                     7.25
     June 30, 1999     7,010.07                     5.80
September 30, 1999     6,957.72                     8.70
 December 31, 1999     8,413.75                    12.80

The following graphs assume an investment of US$100 on March 22, 1999 (the date on which the Company's shares commenced trading on the Nasdaq National Market) and compares the percentage change in the cumulative total shareholder return on such investment to the cumulative total return on (1) the Nasdaq Composite Index and (2) the Standard and Poor Small Cap 600 Electronics Equipment Subindex.

(1)  The Nasdaq Composite Index

Date                GSI Lumonics   NASDAQ
    March 22, 1999      5.313       2,395.94
    March 31, 1999      4.625       2,461.40
    April 30, 1999      4.250       2,542.85
      May 31, 1999      4.625       2,470.52
     June 30, 1999      3.813       2,686.12
     July 30, 1999      4.188       2,638.49
   August 31, 1999      5.313       2,739.35
September 30, 1999      5.938       2,746.16
  October 29, 1999      6.313       2,966.43
 November 30, 1999      8.813       3,336.16
 December 31, 1999      8.750       4,069.31

(2)  Standard and Poor Small Cap 600 Electronics Equipment Subindex

Date                GSI Lumonics   S&P Small Cap Electrical Equipment Index
    March 22, 1999      5.313       129.27
    March 31, 1999      4.625       133.48
    April 30, 1999      4.250       150.75
      May 31, 1999      4.625       160.33
     June 30, 1999      3.813       169.42
     July 30, 1999      4.188       165.41
   August 31, 1999      5.313       156.74
September 30, 1999      5.938       162.94
  October 29, 1999      6.313       157.30
 November 30, 1999      8.813       187.29
 December 31, 1999      8.750       214.35

                            APPOINTMENT OF AUDITORS

The persons named in the accompanying form of proxy intend to vote for the reappointment of Ernst & Young as auditors of the Company to hold office until the annual meeting of shareholders in 2001. Ernst & Young have served as auditors of the Company since 1993.

Arrangements have been made for one or more representatives of Ernst & Young to attend the Meeting, which representatives will be given an opportunity to make a statement if they so desire, and to answer appropriate questions.

             RESOLUTION NO. 1 - AMENDMENT TO 1995 STOCK OPTION PLAN

The holders of the common shares will be asked to consider and, if thought satisfactory, to approve, with or without variation, Resolution No. 1, the full text of which is set out in Schedule "A" to this Management Proxy Circular, which resolution relates to the approval of an amendment to the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"). The Board of Directors approved the amendment to the 1995 Plan and shareholder approval is required to meet the Rules of The Toronto Stock Exchange. At the date hereof, the amendment to the 1995 Plan is subject to approval by shareholders and by the Toronto Stock Exchange.

The 1995 Plan is intended to encourage ownership of common shares by employees (including contract employees) and directors and thereby provide additional incentive for them to promote the success of the Company in a highly competitive business environment. Under the 1995 Plan, the maximum number of common shares which may be issued is 2,906,000 of which 320,718 are unissued as at the date hereof. The 1995 Plan is more fully described herein under the heading "Stock Option Plans." In the view of the Board of Directors, it is necessary and appropriate to increase the specified maximum number of common shares issuable under the 1995 Plan in order to permit the continued grant of options to attract and retain talented individuals in accordance with the purposes of the 1995 Plan. Accordingly, the Board of Directors has determined that the total maximum number of common shares reserved for issuance under the 1995 Plan should be increased by 2,000,000 to 4,906,000. The new specified maximum number of shares that may be issuable under the 1995 Plan would represent approximately 14% of the issued and outstanding common shares at the date hereof. This increase in the 1995 Plan together with other common shares reserved for issuance pursuant to share compensation arrangements of the Company represents approximately 6% of the issued and outstanding common shares as of the date hereof.

The Toronto Stock Exchange Policy requires a specified maximum number of shares issuable under the 1995 Plan to be stated therein. The Toronto Stock Exchange Policy also requires a shareholder vote to be taken where, among other matters, the maximum number of shares reserved for issuance pursuant to the stock options may exceed 10% of the outstanding shares.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders approve the amendment to the 1995 Plan and vote for the adoption of Resolution No. 1. In order to be effective, Resolution No. 1 must be approved by a majority of votes cast at the meeting.

                                 OTHER BUSINESS

Management does not know of any matters to be brought before the Meeting other than those set forth in the Notice accompanying this Circular.

                                   PROPOSALS

Proposals of shareholders intended for inclusion in next year's Management Proxy Circular must be received by the Company on or before January 1, 2001. Shareholder proposals not intended for inclusion in next year's Management Proxy Circular will be considered untimely if received later then February 21, 2001.

                              DIRECTORS' APPROVAL

The contents and the sending of this Management Proxy Circular have been approved by the directors.

Ottawa, Ontario
March 22, 2000



By order of the Board of Directors
Charles Gardner, Q.C.
Secretary

                                  SCHEDULE "A"

                                RESOLUTION NO. 1


                      Amendment to 1995 Stock Option Plan
                      -----------------------------------

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1. the proposed amendment to the 1995 Plan increasing the number of shares reserved for issuance under the 1995 Plan by 2,000,000 to an aggregate total of 4,906,000, which change is more particularly set forth in the Management Proxy Circular for the Company's Annual and Special Meeting of Shareholders on May 8, 2000 be and the same are hereby authorized and approved; and

2. any officer or director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                 SCHEDULE "B"

                             Corporate Governance

                                               Does the
                                               Company
TSE Corporate Governance Guideline             Comply?                       Comments
-----------------------------------------     ----------   ---------------------------------------------------
1.  The Board should explicitly
    assume responsibility for the
    stewardship of the Corporation,
    and specifically for:

(i)   adoption of a strategic planning           Yes       (i)     one Board meeting per year is set aside for a
      process                                                      review of management's strategic direction,
                                                                   guidelines and plans

(ii)  identification of principal                Yes       (ii)    the Board has specifically identified the
      risks of the Corporation's business                          Company's principal risks and manages these risks
      and ensuring the implementation of                           through regular appraisal of management's practices
      appropriate systems to manage these
      risks

(iii) succession planning, including             Yes       (iii)   the Board reviews its organization
      appointing, training and monitoring                          structure and succession planning matters at least
      of senior management                                         annually

(iv)  communications policy                      Yes       (iv)    the Board has approved, and reserves the
                                                                   right to review and approve, amendments to the
                                                                   Corporation's policies relating to communications
                                                                   between the Company, it's shareholders and the
                                                                   public. In furtherance of this responsibility the
                                                                   Board is obliged to approve any public information
                                                                   releases of a material nature

(v)   the integrity of the                       Yes       (v)     the Board, through the appointment of various
      Corporation's internal control and                           committees, or through the review and approval of
      management information systems                               the plans of various committees of management has
                                                                   assured itself of an effective means of monitoring
                                                                   the integrity of the Company's system of internal
                                                                   control. Each of the following committees is
                                                                   responsible for periodically reporting to the
                                                                   Board on the noted areas:

                                                              .    Audit Committee: compliance of all financial
                                                                   reporting with accounting principles and oversight
                                                                   of all financial plans

                                                              .    Compensation Committee: fixing the remuneration
                                                                   for the Chief Executive Officers and other senior
                                                                   executives who report to the Chief Executive
                                                                   Officer, and administration of the Company's stock
                                                                   option plans

2.  Majority of Directors to be              Yes           Mr. Winston (President and CEO) is the only
    "unrelated"                                            related Director

3.  Disclosure for each Director             Yes           Related - Charles D. Winston, President and CEO of
    whether related or unrelated and the                   the Company
    basis of the conclusion
                                                           For the remainder of the proposed Directors none
                                                           of them or their associates have:
                                                             - worked for the Company
                                                             - material contracts with the Company
                                                             - received remuneration from the Company in excess
                                                               of Director fees

                                                               Black      Unrelated
                                                               Ferrari    Unrelated
                                                               Flowers    Unrelated
                                                               Pond       Unrelated
                                                               Virgillio  Unrelated
                                                               Waite      Unrelated

4.  a)   Appoint a Committee of the                        Currently, the Board has responsibility for
         Board responsible for                             nominating new directors
         appointment/assessment of
         Directors
    b)   Composed exclusively of
         non-management Directors the
         majority of whom are unrelated

5.  Implement a process for assessing        Yes           Currently, the Board monitors the effectiveness of
    the effectiveness of the Board, its                    the relationship between management and the Board,
    committees and individual directors                    the effectiveness of Board operations, the
                                                           operations of Board committees and that of
                                                           individual directors, to recommend improvements to
                                                           each of the above

6.  Provide orientation and education        Yes           Currently, the Board is responsible for the
    programs for new Directors                             orientation and education of new Directors

7.  Review and where appropriate, to         Yes           Board membership is set at seven (7) which is
    reduce, the size of the Board to                       considered optimum
    promote more effective decision
    making

8.  Review and ensure that the               Yes           The Board ensures director compensation levels are
    compensation of Directors reflects                     sufficiently reflective of responsibilities and
    the responsibilities and risks                         risks involved
    involved

9.  Committees of the Board should               Yes       All Board committees are composed entirely of
    generally be composed of outside                       outside Directors
    Directors who are unrelated

10. Assign responsibility for the                          Currently, the Company does not have a Corporate
    Board's approach to governance                         Governance Committee, but regularly reviews
    issues to a committee of the Board                     matters pertaining to governance including
                                                           committee membership and mandates, making
                                                           recommendations for change and for other such
                                                           initiatives which may be deemed in the interest of
                                                           the Board in order to improve corporate governance

11. Define limits to management's
    responsibilities by developing
    mandates for:

    a)   the Board                               Yes       The Board reviews and approves significant
                                                           operational and financial matters and provides
                                                           direction to management on these matters

    b)   the CEO, and approving the              Yes       The CEO's mandate, which includes the general
         CEO's corporate objectives                        mandate to maximize shareholder value, is
                                                           established year to year in the form of the annual
                                                           corporate objectives and strategic directions
                                                           which are subject to Board approval

12. Ensure the Board is able to                  Yes       Six of seven Board members are outside Directors
    function independently of management                   and all Board committees are composed entirely of
                                                           outside Directors

13. a)   Establish an Audit Committee            Yes       The Company's Audit Committee is mandated to:
         with a specifically defined
         mandate
                                                           -   monitor audit functions and the preparation of
                                                               financial statements

                                                           -   approve press releases on financial results

                                                           -   review annual information circulars as well as
                                                               any material change reports and prospectuses

                                                           -   meet with outside auditors independent of
                                                               management where appropriate

                                                           -   review and approve foreign currency risk
                                                               strategies and the Corporation's investment policy
   b)    All members of the Audit                Yes
         Committee are outside Directors

14. Provide for the engagement of
    outside advisors by individual               Yes       Individual Directors may engage the services of an
    Directors at the Corporation's                         outside advisor with the approval of the Board
    expense

                               GSI LUMONICS INC.

       PROXY FOR THE ANNUAL AND SPECIAL MEETING TO BE HELD ON MAY 8, 2000

       THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION

The undersigned shareholder of GSI Lumonics Inc. (the "Corporation") hereby appoints Charles Winston or failing him, Desmond Bradley, or instead of them _________________________ as proxy of the undersigned with the power of substitution to attend and vote for and on behalf of the undersigned at the Annual and Special Meeting of the Shareholders of the Corporation to be held on Monday, May 8, 2000 and at any adjournment or adjournments thereof, in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or any adjournment or adjournments thereof and without limiting the general authorization and power hereby granted, the persons named above are specifically directed to vote as follows:

1.  VOTE FOR     [_]         AGAINST     [_]          or ABSTAIN     [_]

          (IF NO SPECIFICATION IS MADE, VOTE FOR) the resolution, if proposed at the Meeting, permitting two or more director nominees to be elected by a single resolution and vote as opposed to electing each director nominee by way of separate resolution and vote.

2.  ELECTION OF DIRECTORS LISTED IN THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.

          The undersigned casts the number of votes equal to the number of common shares held by the undersigned multiplied by 7: The distribution of votes among the nominees is as indicated below. A vote in favor of the election of more than one nominee without an indication as to how the votes are to be distributed among the nominees shall mean that the votes are to be distributed equally among all nominees voted for by the undersigned. IF NO SPECIFICATION IS MADE FOR ANY NOMINEE, IT SHALL MEAN THAT THE PROXY NOMINEES ARE INSTRUCTED TO VOTE FOR ALL OF THE FOLLOWING NOMINEES WITH THE VOTES DISTRIBUTED EQUALLY AMONG ALL NOMINEES.

          Nominee                       Vote

          Richard B. Black    __________ FOR __________ WITHHOLD

          Paul F. Ferrari     __________ FOR __________ WITHHOLD

          Woodie C. Flowers   __________ FOR __________ WITHHOLD

          Byron O. Pond       __________ FOR __________ WITHHOLD

          Ben J. Virgillio    __________ FOR __________ WITHHOLD

          William B. Waite    __________ FOR __________ WITHHOLD

          Charles D. Winston  __________ FOR __________ WITHHOLD

3. APPOINTMENT OF ERNST & YOUNG AS AUDITORS AND AUTHORIZING THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.

                                    [_]   Vote for     [_]   Withhold vote


4.  RESOLUTION NO. 1 - PROPOSAL TO AMEND 1995 STOCK OPTION PLAN.

                                    [_]   Vote For     [_]   Vote Against


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If the officers named in this proxy are appointed by the undersigned and no direction is made, such officers will vote in favor of the resolution.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. If not dated, this proxy is deemed to bear the date on which it is mailed by the person making the solicitation.

Dated the ________ day of _________________________, 2000.


                                    ________________________________
                                    (Signature of Shareholder)


                                    ________________________________
                                    (Signature if held jointly)



NOTES:

1. The shares represented by this proxy will be voted unless authority to vote is withheld. This proxy confers authority for the above named to vote in their discretion with respect to amendments or variations to the matters identified in the notice of the meeting accompanying this proxy or other matters which may properly come before the meeting.

2. Each shareholder has the right to appoint a person to represent such shareholder at the meeting other than the persons specified above. Such right may be exercised by inserting in the blank space provided the name of the person to be appointed who need not be a shareholder of the Corporation.

3. This proxy is not valid unless signed and dated. Where shares are held jointly, tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shareholder is a corporation, this proxy must be executed by an authorized person under corporate seal. If a partnership, please sign in partnership name by authorized person.

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